PRESS RELEASE

Exhibit 99.1

Autoliv Announces Results of 2024 Annual General Meeting of Stockholders

(Stockholm, Sweden, May 13, 2024) – Autoliv, Inc., (NYSE: ALV and SSE: ALIV.sdb), the worldwide leader in automotive safety systems, today announced the results of its annual general meeting of stockholders held on May 10, 2024.

Annual General Meeting of Stockholders

The Company’s 2024 Annual General Meeting of Stockholders (AGM) voted for approval of the following proposals:

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The election of Mikael Bratt, Laurie Brlas, Jan Carlson, Hasse Johansson, Leif Johansson, Franz-Josef Kortüm, Frédéric Lissalde, Xiaozhi Liu, Gustav Lundgren, Martin Lundstedt, and Thaddeus “Ted” Senko as directors of the Board for a one-year term ending at the 2025 AGM;
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The non-binding, advisory resolution to approve the Company’s 2023 executive compensation for its named executive officers; and
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The ratification of the appointment of Ernst & Young AB as the Company’s independent auditing firm for the fiscal year ending December 31, 2024.

Committees of the Board

At the Board meeting, the Board approved the membership of its standing committees as follows:

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Audit and Risk Committee:

Ted Senko (Chair), Laurie Brlas, Hasse Johansson, and Gustav Lundgren

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Leadership Development and Compensation Committee:

Frédéric Lissalde (Chair), Leif Johansson, Xiaozhi Liu, and Martin Lundstedt

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Nominating and Corporate Governance Committee:

Leif Johansson (Chair), Laurie Brlas, Franz-Josef Kortüm, and Frédéric Lissalde

Chairman

The Board resolved that Jan Carlson continues to serve as the Chairman of the Board.

Inquiries:

Investors & Analysts: Anders Trapp, Tel +46 (0)8 587 206 71

Investors & Analysts: Henrik Kaar, Tel +46 (0)8 587 206 14

Media: Gabriella Etemad, Tel +46 (0)70 612 64 24

Autoliv Inc. Box 70381, 107 24 Stockholm, Sweden Visiting address: World Trade Center, Klarabergsviadukten 70, B7, 111 64 Stockholm Phone: +46 (0)8 58720614 E-mail: henrik.kaar@autoliv.com

About Autoliv

Autoliv, Inc. (NYSE: ALV; Nasdaq Stockholm: ALIV.sdb) is the worldwide leader in automotive safety systems. Through our group companies, we develop, manufacture and market protective systems, such as airbags, seatbelts, and steering wheels for all major automotive manufacturers in the world as well as mobility safety solutions, such as pedestrian protection, connected safety services and safety solutions for riders of powered two wheelers. At Autoliv, we challenge and re-define the standards of mobility safety to sustainably deliver leading solutions. In 2023, our products saved 35,000 lives and reduced more than 450,000 injuries.

Our 70,000 associates in 25 countries are passionate about our vision of Saving More Lives and quality is at the heart of everything we do. We drive innovation, research, and development at our 14 technical centers, with their 20 test tracks. Sales in 2023 amounted to US $ 10.5 billion. For more information go to www.autoliv.com.

Safe Harbor Statement

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including general economic conditions and fluctuations in the global automotive market. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any such statements in light of new information or future events, except as required by law.

Autoliv Inc. Box 70381, 107 24 Stockholm, Sverige Besöksadress: World Trade Center, Klarabergsviadukten 70, B7, 111 64 Stockholm Tfn: +46 (0)8 58720614 E-mail: henrik.kaar@autoliv.com